UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 20, 2006


                       COMPUTER PROGRAMS AND SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-49796                 74-3032373
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)

       6600 Wall Street,                                          36695
       Mobile, Alabama                                          (Zip Code)
(Address of Principal Executive
           Offices)

                                 (251) 639-8100
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

     On July 20, 2006, Computer Programs and Systems, Inc. ("CPSI") issued a press release announcing financial information for its fiscal second quarter and six months ended June 30, 2006. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.


Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits.

     Exhibit Number             Exhibit
     --------------             -------

     99.1                       Press Release dated July 20, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       COMPUTER PROGRAMS AND SYSTEMS, INC.

                                       By: /s/ J. Boyd Douglas
                                           -------------------------------------
                                           J. Boyd Douglas
                                           President and Chief Executive Officer


Dated: July 20, 2006

                                INDEX TO EXHIBITS


Exhibit Number             Exhibit
--------------             -------

99.1                       Press Release dated July 20, 2006.*


* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.